Exhibit 10.4

Amended and Restated on June 26, 2025

Magnachip Semiconductor Corporation

Director Compensation Policy

The Director Compensation Policy applicable to the members of the Board of Directors (the “Board”) of Magnachip Semiconductor Corporation (the “Company”) is as follows:

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Each non-employee director will receive a fee of $18,750 per quarter for such director’s service for any fiscal quarter of the Company during which such director serves on the Board (the “Applicable Quarter”).

•	The Chairman of the Board will receive an additional fee of $18,750 per quarter for such Chairman’s service for the Applicable Quarter.

•	The Lead Director of the Board, if any, will receive an additional fee of $11,250 per quarter for such Lead Director’s service for the Applicable Quarter.

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Each non-employee director will be granted annually, pursuant to the Company’s equity incentive plan as in effect at such time (the “Plan”), a restricted stock unit award having a fair value equal to $165,000, with the number of restricted stock units to be calculated in accordance with the Company’s Equity Award Grant Policy, which award shall vest in full on the earlier of (i) the first anniversary of grant and (ii) the meeting date of the Annual Meeting of Stockholders that occurs in the year following the year in which the restricted stock unit award is granted, with such grants to be made on the earlier of (i) the first date on which a grant may be made under the Equity Award Grant Policy following the meeting date of the Company’s Annual Meeting of Stockholders for such year and (ii) August 31 of such year.

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If a non-employee director’s initial appointment to the Board occurs other than at an Annual Meeting of Stockholders of the Company, such director will be granted, pursuant to Plan, a restricted stock unit award having a fair value equal to $165,000, with the number of restricted stock units to be calculated in accordance with the Company’s Equity Award Grant Policy, multiplied by the quotient of the number of days elapsed from the date of initial appointment to the date of the Company’s next Annual Meeting of Stockholders (or, if earlier, August 31 of such year) divided by 365, with such grants to vest 100% on the date of the Company’s next Annual Meeting of Stockholders (or, if earlier, August 31 of such year).

•	The Chair of the Company’s Audit Committee (the “Audit Committee”) will receive:

•	an additional fee of $6,250 per quarter for such Chair’s service for the Applicable Quarter; and

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a restricted stock unit award under the Plan having a fair value equal to $20,000, with the number of restricted stock units to be calculated in accordance with the Company’s Equity Award Grant Policy, which award shall vest in full on the earlier of (i) the first anniversary of grant and (ii) the meeting date of the Annual Meeting of Stockholders that occurs in the year following the year in which the restricted stock unit award is granted, with such grants to be made on the earlier of (i) the first date on which a grant may be made under the Equity Award Grant Policy following the meeting date of the Company’s Annual Meeting of Stockholders for such year and (ii) August 31 of such year.

•	The Chair of the Company’s Compensation Committee (the “Compensation Committee”) will receive:

•	an additional fee of $3,750 per quarter for such Chair’s service for the Applicable Quarter; and

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a restricted stock unit award under the Plan having a fair value equal to $20,000, with the number of restricted stock units to be calculated in accordance with the Company’s Equity Award Grant Policy, which award shall vest in full on the earlier of (i) the first anniversary of grant and (ii) the meeting date of the Annual Meeting of Stockholders that occurs in the year following the year in which the restricted stock unit award is granted, with such grants to be made on the earlier of (i) the first date on which a grant may be made under the Equity Award Grant Policy following the meeting date of the Company’s Annual Meeting of Stockholders for such year and (ii) August 31 of such year.

•	The Chair of the Company’s Nominating and Corporate Governance Committee (the “Nominating Committee”) will receive:

•	an additional fee of $2,500 per quarter for such Chair’s service for the Applicable Quarter; and

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a restricted stock unit award under the Plan having a fair value equal to $20,000, with the number of restricted stock units to be calculated in accordance with the Company’s Equity Award Grant Policy, which award shall vest in full on the earlier of (i) the first anniversary of grant and (ii) the meeting date of the Annual Meeting of Stockholders that occurs in the year following the year in which the restricted stock unit award is granted, with such grants to be made on the earlier of (i) the first date on which a grant may be made under the Equity Award Grant Policy following the meeting date of the Company’s Annual Meeting of Stockholders for such year and (ii) August 31 of such year.

•	The Chair of the Company’s Risk Committee (the “Risk Committee”) will receive:

•	an additional fee of $2,500 per quarter for such Chair’s service for the Applicable Quarter; and

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a restricted stock unit award under the Plan having a fair value equal to $20,000, with the number of restricted stock units to be calculated in accordance with the Company’s Equity Award Grant Policy, which award shall vest in full on the earlier of (i) the first anniversary of grant and (ii) the meeting date of the Annual Meeting of Stockholders that occurs in the year following the year in which the restricted stock unit award is granted, with such grants to be made on the earlier of (i) the first date on which a grant may be made under the Equity Award Grant Policy following the meeting date of the Company’s Annual Meeting of Stockholders for such year and (ii) August 31 of such year.

•	Each member of the Audit Committee (other than its Chair) will receive:

•	$3,750 per quarter for such member’s service for the Applicable Quarter;

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a restricted stock unit award under the Plan having a fair value equal to $10,000, with the number of restricted stock units to be calculated in accordance with the Company’s Equity Award Grant Policy, which award shall vest in full on the earlier of (i) the first anniversary of grant and (ii) the meeting date of the Annual Meeting of Stockholders that occurs in the year following the year in which the restricted stock unit award is granted, with such grants to be made on the earlier of (i) the first date on which a grant may be made under the Equity Award Grant Policy following the meeting date of the Company’s Annual Meeting of Stockholders for such year and (ii) August 31 of such year.

•	Each member of the Compensation Committee (other than its Chair) will receive:

•	$2,500 per quarter for such member’s service for the Applicable Quarter; and

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a restricted stock unit award under the Plan having a fair value equal to $10,000, with the number of restricted stock units to be calculated in accordance with the Company’s Equity Award Grant Policy, which award shall vest in full on the earlier of (i) the first anniversary of grant and (ii) the meeting date of the Annual Meeting of Stockholders that occurs in the year following the year in which the restricted stock unit award is granted, with such grants to be made on the earlier of (i) the first date on which a grant may be made under the Equity Award Grant Policy following the meeting date of the Company’s Annual Meeting of Stockholders for such year and (ii) August 31 of such year.

•	Each member of the Nominating Committee (other than its Chair) will receive:

•	$1,250 per quarter for such member’s service for the Applicable Quarter; and

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a restricted stock unit award under the Plan having a fair value equal to $10,000, with the number of restricted stock units to be calculated in accordance with the Company’s Equity Award Grant Policy, which award shall vest in full on the earlier of (i) the first anniversary of grant and (ii) the meeting date of the Annual Meeting of Stockholders that occurs in the year following the year in which the restricted stock unit award is granted, with such grants to be made on the earlier of (i) the first date on which a grant may be made under the Equity Award Grant Policy following the meeting date of the Company’s Annual Meeting of Stockholders for such year and (ii) August 31 of such year.

•	Each non-employee member of the Risk Committee (other than its Chair) will receive:

•	$1,250 per quarter for such member’s service for the Applicable Quarter; and

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a restricted stock unit award under the Plan having a fair value equal to $10,000, with the number of restricted stock units to be calculated in accordance with the Company’s Equity Award Grant Policy, which award shall vest in full on the earlier of (i) the first anniversary of grant and (ii) the meeting date of the Annual Meeting of Stockholders that occurs in the year following the year in which the restricted stock unit award is granted, with such grants to be made on the earlier of (i) the first date on which a grant may be made under the Equity Award Grant Policy following the meeting date of the Company’s Annual Meeting of Stockholders for such year and (ii) August 31 of such year.

•	Each of the cash payments referenced in the preceding bullets will be paid on a quarterly basis in advance except as otherwise described herein.

•	Each of the cash payments referenced in the preceding bullets shall not be subject to refunds upon the termination of applicable director’s service, unless otherwise determined by the Board.

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If a non-employee director’s initial appointment as a Chair or member of any of the Audit Committee, Compensation Committee, Nominating Committee or Risk Committee occurs other than at an Annual Meeting of Stockholders, such director will be granted, pursuant to the Plan, a restricted stock unit award equal to the applicable amount for such committee Chair or committee membership position pursuant to the bullets below, multiplied by the quotient of the number of days elapsed from the date of initial appointment to the date of the Company’s next Annual Meeting of Stockholders (or, if earlier, August 31 of such year) divided by 365 (or 366 if such year is a leap year and thus contains February 29), with such grant(s) to vest 100% on the date of the Company’s next Annual Meeting of Stockholders (or, if earlier, August 31 of such year).

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If a non-employee director’s initial appointment to the Board, the Chairman of the Board, the Lead Director, or as a Chair or member of any of the Audit Committee, Compensation Committee, Nominating Committee or Risk Committee occurs other than on the first day of any Applicable Quarter, such director will be entitled to the quarterly cash amount for such position(s) pursuant to the above paragraphs, multiplied by the quotient of the number of days elapsed from the date of initial appointment to the last date of the Applicable Quarter divided by the total number of days in such Applicable Quarter, with such prorated cash payment(s) being made on or promptly following such appointment(s).

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Each non-employee member of the Company’s Advisory Committee (the “Advisory Committee”) will receive (i) a fee of $10,000 for each visit such member makes to the Company’s Korean subsidiary in connection with such member’s service and (ii) a fee of $5,000 for each Advisory Committee meeting such member attends or for each full-day working session (or reasonable equivalent) such member engages in, provided that the fees paid under this clause (ii) will exclude any meetings or working sessions that constitute the whole or a part of the Advisory Committee’s visit to the Company’s Korean subsidiary referenced in clause (i) above.

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If the Chairman of the Board of Directors, on authority by resolutions adopted by the Board of Directors, is requested to travel the Company’s Korean headquarters for meetings and full-day working sessions, he or she will receive (i) a fee of $10,000 for each visit he or she makes to the Company’s Korean subsidiary headquarters in connection with such member’s service (the “Per Visit Board Services Fees”) and (ii) a per diem fee of $3,000 in cash for each full working day in excess of three (3) working days during any single visit in which he or she attends meetings and/or full-day working sessions (or reasonable equivalent) at the Company’s Korean headquarters on behalf of the Board (the “Additional Per Diem Board Services Fees”); provided, that the Per Visit Board Services Fees and Additional Per Diem Board Services Fees payments shall not exceed in the aggregate $100,000 in any calendar year and (ii) no Per Visit Board Services Fees payment shall be made in respect of any visit in which he or she is attending Board or Board Committee meetings in-person at the Company’s Korean headquarters. For the avoidance of doubt, he or she shall be entitled to Additional Per Diem Board Services Fees (but not the Per Visit Board Services Fees) in respect of any visit related to a regularly-scheduled Board or Board Committee meeting in which he or she attend meetings and/or full-day working sessions (or reasonable equivalent) in excess of three (3) working days during such visit.

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